Separate Account VA-P of
             Allmerica Financial Life Insurance and Annuity Company

                            Separate Account VA-P of
                First Allmerica Financial Life Insurance Company

                  Supplement to Prospectuses dated May 1, 2002

        This Supplement supplants the Supplement dated September 6, 2002

                                      * * *

As of November 22, 2002, no new payment allocations or transfers may be made to the Sub-Account investing in the Pioneer Science & Technology VCT Portfolio (the "Portfolio").

Effective January 24, 2003, the Portfolio will cease operations. Trustees of the Portfolio approved a Plan of Liquidation for the Portfolio. This decision was based on the outlook for the Portfolio and the fact that they have not attracted enough assets to operate in a cost efficient manner. The Trustees believe it is no longer in the best interest of contract owners to operate the Portfolio. This decision has no effect on other Pioneer VisionSM VCT portfolios.

Contract owners with allocations invested in the Portfolio may transfer to any of the other investment options under the Contract at no charge. However, any funds remaining in the Portfolio after the close of business on January 24, 2002 will be transferred to the Pioneer Money Market VCT Portfolio. These funds will remain invested in the Pioneer Money Market VCT Portfolio until contract owners transfer the funds into another investment option. For more information about the other investment options under the Contract, see the Prospectus and the prospectus for the Pioneer Variable Contract Trust.

                                      * * *

The paragraph entitled Build With Interest and Growth Program under GUARANTEE PERIOD ACCOUNTS is amended in its entirety to read as follows:

Program to Protect Principal and Provide Growth Potential. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, less any Contract fees or charges that are applicable to the Guarantee Period Accounts. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT. Unless the Company is notified otherwise, if a subsequent payment is made after the Program to Protect Principal and Provide Growth Potential has been selected and during the Guarantee Period, such payment will be allocated among the selected Sub-Accounts only. If you want the subsequent payment to be allocated to a new Guarantee Period Account while enrolled in the Program, you must provide payment allocation instructions to the Company that include (1) the Guarantee Period and (2) the dollar or percentage amount you want allocated to that Guarantee Period Account.

                                      * * *

Supplement dated November 12, 2002

AFLIAC/FAFLIC Pioneer Vision 2